UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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  Soliciting Material Pursuant to Section §240.14a-12
RAND LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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RAND LOGISTICS, INC.
SECOND SUPPLEMENT TO DEFINITIVE PROXY STATEMENT DATED AUGUST 29, 2014 FOR
THE RECONVENED 2014 ANNUAL MEETING OF STOCKHOLDERS
To be held on November 20, 2014

BACKGROUND INFORMATION
The enclosed proxy card is solicited on behalf of the Board of Directors (the “Board”) of RAND LOGISTICS, INC., a Delaware corporation (the “Company”), for use at the reconvened 2014 Annual Meeting of Stockholders, to be held on Thursday, November 20, 2014, at 9:30 a.m. (New York City Time), or at any adjournment or postponement thereof. The reconvened Annual Meeting will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022.
As disclosed in the First Supplement to the Company’s Definitive Proxy Statement for the Annual Meeting, on September 22, 2014, the Company entered into an agreement (the “Settlement Agreement”) with JWEST, LLC terminating the pending proxy contest with respect to the election of Class II directors of the Company at the reconvened Annual Meeting. Under the terms of the Settlement Agreement, the Board nominated John Binion and Jonathan R. Evans for election as Class II directors at the reconvened Annual Meeting scheduled for October 22, 2014. On October 15, 2014, Mr. Evans notified the Company that he had determined not to stand for election as a Class II director due to health reasons. Accordingly, on October 22, 2014, the Annual Meeting was further adjourned to November 20, 2014.
In light of Mr. Evans’ withdrawal, the Board’s Corporate Governance/Nominating Committee has undertaken a search to identify a second Class II director. Pending such search, the Company will hold its 2014 Annual Meeting with only one Class II director nominee, John Binion. An additional Class II director, as well as a seventh independent director as contemplated by the Settlement Agreement, will be appointed to the Board upon conclusion of searches for appropriate candidates by the Board’s Corporate Governance/Nominating Committee.
In order to facilitate the foregoing, Jonathan Brodie, one of our current Class II directors, will resign from the Board immediately prior to the reconvened Annual Meeting, and the number of directors constituting the Board will thereupon be reduced from six to five. The Board anticipates increasing the size of the Board at such time(s) as an additional Class II director and additional independent director are appointed as discussed above.
Even if you have already voted on a proxy card previously supplied by the Company or JWEST, LLC, we request that you SUBMIT A NEW VOTE USING THE ENCLOSED PROXY CARD. The Board recommends that you vote for the election of Mr. Binion, the Board’s Class II director nominee, by using the enclosed proxy card regardless of whether or not you have previously voted. If you have any questions or require any assistance with voting your shares, or if you need additional copies of this Second Supplement or any other proxy materials of the Company, please contact:
OKAPI PARTNERS, LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
Stockholders May Call Toll-Free: (877) 796-5274
Banks & Brokers May Call Collect: (212) 297-0720
Email: info@okapipartners.com
This Second Supplement should be reviewed in connection with the Company’s definitive proxy statement dated August 29, 2014 (the “Definitive Proxy Statement”) and the First Supplement to the Definitive Proxy Statement dated September 24, 2014 (the “First Supplement”). This Second Supplement contains updated information about, among other things, (i) the reconvened Annual Meeting, (ii) the proposals to be presented to, and considered by, the Company’s stockholders at the reconvened Annual Meeting, including the Board’s nomination of Mr. Binion for election as a Class II director, (iii) the Settlement Agreement pursuant to which the proxy contest with respect to the election of Class II directors at the reconvened Annual Meeting was terminated and (iv) the recommendations of the Board with respect to the proposals to be presented at the reconvened Annual Meeting.
Supplement dated October 29, 2014

Cautionary Note Regarding Forward-Looking Statements
This Second Supplement contains forward-looking statements, including those relating to our expectations and intentions. Statements that use the terms “believe”, “anticipate”, “expect”, “plan”, “estimate”, “intend” and similar expressions of a future or forward-looking nature identify forward-looking statements for purposes of the U.S. federal securities laws or otherwise. For these statements and all other forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Forward-looking statements reflect our current views with respect to future events and because our business is subject to risks and uncertainties, the outcome could differ materially from those described in or contemplated by the forward-looking statements contained in this Second Supplement. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT AND
THE RECONVENED ANNUAL MEETING
Q:
  Why am I receiving these proxy materials?
A:
  The Board is providing this Second Supplement and the enclosed proxy card to you in connection with the reconvened Annual Meeting, which will be held on November 20, 2014. As a stockholder as of the close of business on July 25, 2014, the record date for the reconvened Annual Meeting (the “Annual Meeting”), you are invited to attend the Annual Meeting and are entitled to, and requested to, vote your shares on the proposals described in this Supplement.
Q:
  What proposals will be voted on at the Annual Meeting?
A:
  Stockholders will vote on three proposals at the Annual Meeting:
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  the election to the Board of Mr. Binion as a Class II director to serve for a term of three years and until his successor has been duly elected and qualified (Proposal No. 1);
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  a non-binding advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC (Proposal No. 2); and
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  the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2015 (Proposal No. 3).
Q:
  How does the Board recommend I vote on these proposals?
A:
  The Board recommends that you vote your shares “FOR” Mr. Binion as the Board’s Class II director nominee named in this Second Supplement (Proposal No. 1). The Board recommends that you vote your shares “FOR” the proposal regarding approval of a non-binding advisory resolution approving the compensations of our named executive officers (Proposal No. 2) and “FOR” the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year (Proposal No. 3).
Q:
  Can I attend the Annual Meeting? What do I need for admission?
A:
  You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial holder as of the close of business on July 25, 2014, the record date for the Annual Meeting, or you hold a valid legal proxy for the Annual Meeting.
Q:
  How can I vote my shares in person at the Annual Meeting?
A:
  If you hold shares of the Company’s common stock as the stockholder of record, you have the right to vote those shares in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the Annual Meeting or, if you receive this Second Supplement by mail, by submitting at the Annual Meeting the proxy card enclosed herewith. Since a beneficial holder is not the stockholder of record, if you are a beneficial holder of shares of the Company’s common stock, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting using the ballot provided at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described in the answer to the question immediately below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:
  How can I vote my shares without attending the Annual Meeting?
A:
  If you hold your shares of the Company’s common stock as the stockholder of record, you may vote by submitting the proxy card enclosed herewith. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you must follow the instructions received from your brokerage firm, bank, nominee or other institution in order to have your shares voted. Please contact your custodian for detailed instructions for voting and the applicable deadlines. The shares represented by the proxy card solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of Mr. Binion as a Class II director; (ii) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed; and (iii) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year.

If you have any questions or need assistance voting, please contact our proxy solicitor, Okapi Partners LLC by email at info@okapipartners.com, or by phone at (877) 796-5274.
Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed proxy card or otherwise provided by your custodian. Please vote promptly.
Q:
  How will my shares be voted if I do not provide specific voting instructions in the proxy card that I submit?
A:
  If you submit the enclosed proxy card without giving specific voting instructions on one or more matters listed in this Second Supplement, your shares will be voted as recommended by the Board on such matters, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting.
Q:
  Can I change my vote or revoke my proxy?
A:
  You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Any stockholder has the power to revoke a previously submitted proxy by:
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  signing, dating and returning a later dated proxy card in the postage-paid envelope provided;
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  delivering to the Secretary of the Company a written notice of revocation do Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110; or
•
  attending the Annual Meeting and voting in person.
Please note, however, that only your last-dated proxy will count — any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.
If your shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those voting instructions. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting.
Q:
  Why am I being asked to vote again?
A:
  Because the Board’s recommended slate of nominees for election as Class II directors has changed, proxies previously granted by the Company’s stockholders — whether by (a) submitting the white proxy card previously furnished to you with the Definitive Proxy Statement, (b) submitting the gold proxy card that you may have received from JWEST (in connection with the now-terminated proxy contest) or (c) submitting the proxy card previously furnished to you with the First Supplement — will not be voted at the Annual Meeting.
Q:
  If I previously submitted a white or gold proxy card in connection with the now-terminated proxy contest or a proxy card distributed to stockholders in connection with the First Supplement, will that vote still be counted at the reconvened Annual Meeting?
A:
  No. Even if you have previously voted (i) on the white proxy card previously furnished to you with the Definitive Proxy Statement, (ii) on the gold proxy card that you may have received from JWEST (in connection with the now-terminated proxy contest) or (iii) submitting the proxy card previously furnished to you with the First Supplement, your votes will not be recorded unless you vote again on the proxy card enclosed with this Second Supplement or you attend the Annual Meeting and vote in person.
Q:
  What happens if additional matters are presented at the Annual Meeting?
A:
  If you grant a proxy on the proxy card solicited by us, Laurence S. Levy and Edward Levy, the persons named as proxy holders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Other than matters and proposals described in this Second Supplement, we have not received valid notice of any other business to be acted upon at the Annual Meeting.

INFORMATION ABOUT SOLICITATION AND VOTING
The enclosed proxy card is solicited on behalf of the Board of Directors for use at the Annual Meeting or at any adjournment or postponement thereof. Stockholders wishing to vote for Mr. Binion, the Class II nominee listed below, may do so by voting on the proxy card enclosed with this Second Supplement. Your votes will not be recorded unless you vote again on the proxy card enclosed with this Second Supplement or you attend the Annual Meeting and vote in person. Accordingly, it is important that all stockholders review this Second Supplement closely and vote using the enclosed proxy card.
Please note that neither any white nor gold proxy card which you may have previously submitted will be voted at the Annual Meeting. Accordingly, if you previously submitted any proxy card, it is very important that you sign, date, and return the enclosed proxy card setting forth the Board of Directors’ slate of director nominees. Proxies previously granted by the white proxy card included with the Definitive Proxy Statement, the gold proxy card previously included with JWEST’s proxy materials or the proxy card included with the First Supplement will not be included in determining whether or not a quorum is present at the Annual Meeting and will not be counted in tabulating the number of votes cast on the election of Mr. Binion as the Class II director (Proposal No. 1), the non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal No. 2) or the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year (Proposal No. 3). In that case, your previous vote on the white proxy card or the gold proxy card will have no effect on the outcome of the voting at the Annual Meeting. Stockholders are reminded that, as described more fully in the First Supplement, the pending proxy contest with respect to the election of directors to the Board at the Annual Meeting has been terminated.
The Board of Directors urges you to vote using the enclosed proxy card.
If you have any questions or require any assistance with voting your shares, or if you need additional copies of this Second Supplement or any other proxy materials of the Company, please contact:
OKAPI PARTNERS, LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
Stockholders May Call Toll-Free: (877) 796-5274
Banks & Brokers May Call Collect: (212) 297-0720
Email: info@okapipartners.com

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Proxy Contest and Settlement Agreement
On July 2, 2014, the Company received a letter from JWEST nominating Sean O’Connor and Jonathan Evans to stand for election as Class II directors at the Annual Meeting. Thereafter, JWEST filed proxy materials with the SEC, including, among others, a definitive proxy statement dated September 2, 2014. The Company also filed proxy materials with the SEC, including, among others, the Definitive Proxy Statement, and the Company and JWEST proceeded to engage in a contested solicitation of proxies in connection with the Annual Meeting.
On September 22, 2014, the Company entered into the Settlement Agreement with JWEST that terminated the pending proxy contest. Under the terms of the Settlement Agreement, the Board nominated John Binion and Jonathan R. Evans for election as Class II directors at the reconvened Annual Meeting scheduled for October 22, 2014. On October 15, 2014, Mr. Evans notified the Company that he had determined not to stand for election as a Class II director due to health reasons. Accordingly, on October 22, 2014, the Annual Meeting was further adjourned to November 20, 2014.
In light of Mr. Evans’ withdrawal, the Board’s Corporate Governance/Nominating Committee has undertaken a search to identify a second Class II director. Pending such search, the Company will hold its 2014 Annual Meeting with only one Class II director nominee, John Binion. An additional Class II director, as well as a seventh independent director as contemplated by the Settlement Agreement, will be appointed to the Board upon conclusion of searches for appropriate candidates by the Board’s Corporate Governance/Nominating Committee.
In order to facilitate the foregoing, Jonathan Brodie, one of our current Class II directors, will resign from the Board immediately prior to the reconvened Annual Meeting, and the number of directors constituting the Board will thereupon be reduced from six to five. The Board anticipates increasing the size of the Board at such time(s) as an additional Class II director and additional independent director are appointed as discussed above.
Biographical Information for Class II Nominee
John Binion, 44, joined our Board of Directors in April 2013 and is the former Chief Operating Officer of United Maritime Group. From March 2010 to July 2012, Mr. Binion was Chief Operating Officer and Executive Vice President of United Maritime Group, a leading provider of dry-bulk logistics solutions that operated (1) the largest Jones Act compliant coastwise fleet of dry-bulk carriers and self-unloading vessels, as measured by dead weight tons, (2) the eighth largest dry cargo barge fleet on the US Inland Waterways, and (3) the largest dry-bulk terminal on the Gulf of Mexico. From 2004 to 2008, Mr. Binion was co-founder and head of operations of Horizon Maritime LLC, an inland tankbarge company. From 2000 to 2004, Mr. Binion was General Manager of Sales for Blessey Marine Services. From 1994 to 2000, Mr. Binion was a shipbroker for L&R Midland. Mr. Binion graduated with a B. S. in Business Administration from Texas A&M University.
As a result of approximately 17 years working in senior executive positions in four different firms operating in the Jones Act maritime and logistics industry, Mr. Binion has acquired specialized knowledge relevant to our business.
Required Vote
One director will be elected at the Annual Meeting as a Class II director for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2017 and until his successor shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting. This means that the nominee who receive the highest number of votes will be selected as our Class II director. Each proxy card received by the Company will be voted FOR the election of Mr. Binion unless otherwise specified in this Second Supplement. Mr. Binion has consented to being named in this Second Supplement and to serve as a director if elected.

Family Relationships
There are no family relationships between any of our executive officers or directors.
Director Independence
As required by the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent”.
Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors, and will continue to be following the resignation of Mr. Brodie. Our independent directors pursuant to the NASDAQ listing standards are Messrs. Binion, Brodie, Lodge and Lundin.
The Board of Directors unanimously recommends using the enclosed proxy card to vote FOR the election of the named Class II nominee, John Binion, to our Board of Directors. Such proxy cards received in response to this solicitation will be voted FOR the election of Mr. Binion to our Board of Directors unless otherwise specified in the proxy.

PROPOSAL NO. 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Information about Proposal No. 2 was included in the Definitive Proxy Statement.
Required Vote
The affirmative vote of the holders of a majority of shares present and entitled to vote is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.
The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related disclosure in the Definitive Proxy Statement.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Information about Proposal No. 3 was included in the Definitive Proxy Statement.
Required Vote
The affirmative vote of the holders of a majority of shares present and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2015 fiscal year. Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2016, since it would be impractical to replace our auditors so late into our current fiscal year.
The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm. Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information regarding beneficial ownership of our Common Stock as of October 27, 2014, by:
•
  each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;
•
  each of our directors, nominees for director and executive officers individually; and
•
  all of our directors and executive officers as a group.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.
The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person (and/or pursuant to proxies held by that person) that were exercisable on October 27, 2014 or became exercisable within 60 days following that date are considered outstanding. However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person, nor is there any obligation to exercise any of the options. Except as otherwise indicated, the address for each beneficial owner is do Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Ownership Class
David M. Knott(1) Dorset Management Corporation Knott Partners, L.P. Knott Partners Offshore Master Fund, L.P. Shoshone Partners, L.P. Mulsanne Partners, L.P.	2,652,335	(2)	13.8%
Rutabaga Capital Management(3)	1,711,270	(4)	9.5%
Ameriprise Financial, Inc.(5) Columbia Management Investment Advisers, LLC	1,536,169	(6)	8.5%
RMB Capital Management, LLC(7) Iron Road Capital Partners L.L.C.	1,482,749	(8)	8.2%
JWest, LLC(9) Jonathan R. Evans	1,476,127	(10)	8.2%
Boston Partners(11)	1,393,850	(12)	7.7%
Zesiger Capital Group LLC(13)	1,366,959	(14)	7.6%
Laurence S. Levy Rand Management LLC	1,353,976	(15)	7.4%
GMT Capital Corp.(16) Bay Resources Partners L.P. Bay II Resources Partners L.P. Bay Resource Partners Offshore Master Fund Ltd. Thomas E. Claugus	1,209,750	(17)	6.3%
Edward Levy	548,101	(18)	3.0%
Scott Bravener	237,413	(19)	1.3%
Joseph W. McHugh, Jr.	178,651	(20)	1.0%
H. Cabot Lodge III	42,452	(21)
Jonathan Brodie	59,444
Michael D. Lundin	45,624
John Binion	26,380
All directors and executive officers as a group (8 individuals)	2,492,041	(22)	13.5%

*
  Denotes ownership of less than one percent
(1)
  The business address of the reporting persons is 485 Underhill Boulevard, Suite 205, Syosett, New York 11791.
(2)
  Includes 1,209,678 shares of Common Stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock. This information was derived from a Schedule 13D/A filed with the SEC on June 19, 2013, a Schedule 13D/A filed with the SEC on August 2, 2006 and a Form 4 filed with the SEC on October 3, 2013.
(3)
  The business address of this entity is 64 Broad Street, 3rd Floor, Boston, MA 02109.
(4)
  This information was derived from a Schedule 13G/A filed with the SEC on February 7, 2014.
(5)
  The business address of Ameriprise Financial, Inc. is 145 Ameriprise Financial Center, Minneapolis, MN 55474. The business address of Columbia Management Investment Advisers, LLC is 225 Franklin St., Boston, MA 02110.
(6)
  This information was derived from a Schedule 13G/A filed with the SEC on February 12, 2014.
(7)
  The business address of the reporting persons is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.
(8)
  This information was derived from a Schedule 13G/A filed with the SEC on February 10, 2014.
(9)
  The business address of this entity and this individual is 501 Congressional Boulevard, Carmel, IN 46032.
(10)
  This information was derived from a Schedule 13/D filed with the SEC on October 21, 2014.
(11)
  The business address of this entity is One Beacon St., Boston, MA 02108.
(12)
  This information was derived from a Schedule 13G filed with the SEC on February 11, 2014.
(13)
  The business address of this entity is 460 Park Avenue, 22nd Floor, New York, New York 10022.
(14)
  This information was derived from a Schedule 13G/A filed with the SEC on February 10, 2014.
(15)
  Consists of 789,694 shares of Common Stock held by Rand Management LLC of which the sole member is the Laurence Levy Irrevocable Trust, a trust established for the benefit of Mr. Levy’s three children, of which Mr. Levy is Trustee. Mr. Levy also owns 358,607 shares of Common Stock and 205,675 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.
(16)
  The business address of these entities and this individual is 2300 Windy Ridge Parkway, Suite 550 South, Atlanta, GA 30339.
(17)
  Includes 1,209,678 shares of Common Stock underlying Rand’s Series A convertible preferred stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock. This information was derived from a Schedule 13G filed with the SEC on February 17, 2014.
(18)
  Consists of 436,349 shares of Common Stock and 111,752 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.
(19)
  Consists of 176,146 shares of Common Stock and 61,267 shares that are issuable upon the exercise by Mr. Bravener of stock options that are presently exercisable.
(20)
  Consists of 132,700 shares of Common Stock and 45,951 shares that are issuable upon the exercise by Mr. McHugh of stock options that are presently exercisable.
(21)
  Includes 2,340 shares of Common Stock held by Carmel Lodge LLC, of which Mr. Lodge is the sole member.
(22)
  Consists of 2,067,396 shares of Common Stock and 424,645 shares that are issuable upon the exercise of stock options that are presently exercisable.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. RAND LOGISTICS, INC. 2014 Annual Meeting of Stockholders If you have already voted in a proxy card previously supplied by either the Company or JWEST, LLC, we request that you submit a new vote using the enclosed proxy card otherwise your vote will not be recorded. November 20, 2014, 9:30 A.M. local time This Proxy is Solicited On Behalf Of The Board Of Directors Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Please mark your votes like this The Board of Directors recommends a vote FOR the nominees listed below and Proposals 2 and 3. 1. Election of Class II Director. WITHHOLD AUTHORITY to vote for nominee listed below 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. FOR nominee listed below John Binion Please mark, date and sign, and return promptly this proxy in the enclosed envelope. FOR AGAINST ABSTAIN 2. The approval of a non-binding, advisory resolution approving the compensation of our named executive officers as described in the definitive Proxy Statement. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO
  INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED ABOVE AND FOR PROPOSALS 2 AND 3. FOR AGAINST ABSTAIN 3. Ratification of the appointment of Grant Thornton LLP as Rand Logistics, Inc.’s independent registered public accounting firm for the fiscal year ending March 31, 2015. Signature_________________________________ Signature (if held Jointly) ___________________ Date__________, 2014. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the reconvened Annual Meeting of Stockholders to be held on November 20, 2014. The Proxy Statement, the First and Second Supplements to our Proxy Statement and our 2014 Annual Report to Stockholders on Form 10-K and Form 10-K/A are available at: http://www.hivedms.com/Rand FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED RAND LOGISTICS, INC. PROXY FOR THE RECONVENED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2014. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 29, 2014, and the First and Second supplements to the Definitive Proxy Statement, dated September 24, 2014 and October 29, 2014, respectivelyand hereby appoints LAURENCE S. LEVY and EDWARD LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the reconvened Annual Meeting of Stockholders of Rand Logistics, Inc. on Thursday, November 20, 2014, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed as a Class II Director on the reverse side; FOR proposals 2 and 3; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted. Only stockholders of record at the close of business on July 25, 2014 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof. By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Annual Meeting and any adjournment or postponement thereof. YOUR VOTE IS VERY IMPORTANT PLEASE VOTE TODAY (Continued and to be dated and signed on reverse side)